UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: May 9, 2003
Date of Earliest Event Reported: Not Applicable

COUNTRYWIDE FINANCIAL CORPORATION
(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	1-8422 (Commission file number)	13-2641992 (IRS Employer Identification No.)

4500 PARK GRANADA, CALABASAS CA (Address of principal executive offices)	91302 (Zip Code)

Registrant's telephone number, including area code: (818) 225-3000

ITEM 12.      RESULTS OF OPERATION AND FINANCIAL CONDITION

     On May 9, 2003, Countrywide Financial Corporation issued a press release announcing information regarding its operational statistics for the month ended April 30, 2003.

      A copy of the press release is attached as an Exhibit. (Exhibit 99.3)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: May 9, 2003	COUNTRYWIDE FINANCIAL CORPORATION

By: /S/ STANFORD L. KURLAND Stanford L. Kurland Executive Managing Director and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.3	Press Release issued by Countrywide Financial Corporation pertaining to its results of operational statistics for the month ended April 30, 2003.

Exhibit 99.3

NEWS	COUNTRYWIDE FINANCIAL

For Immediate Release	CONTACT:	Jennifer Sandefur Lisa Riordan (818) 225-3550

COUNTRYWIDE REPORTS NEW OPERATIONAL RECORDS FOR APRIL

-- LOAN FUNDINGS TOP $42 BILLION, UP 12 PERCENT OVER LAST MONTH --

-- SERVICING PORTFOLIO REACHES $520 BILLION --

CALABASAS, CA (May 9, 2003) – Countrywide Financial Corporation (NYSE: CFC), a diversified financial services provider, released operational data for the month ended April 30, 2003. Operational highlights for April included the following:

  Loan fundings for April reached a new high of $42 billion, an increase of 12 percent over the record set in March; o The April mortgage loan pipeline closed at $57 billion, near the record set last month and further demonstration that there are still significant production opportunities remaining in the current refinance boom;
  Fueled by the persistent low mortgage rate environment, April’s average daily applications were $2.3 billion, the second highest level achieved in the Company’s history;
  Purchase fundings continued to increase, approaching $10 billion for this month and reaching $33 billion year-to-date. The Company’s success in expanding its purchase mortgage originations is expected to enhance production operational results when mortgage rates ultimately rise and refinance volume abates;
  The servicing portfolio continued its uninterrupted climb in April, reaching $520 billion and setting a new Company record. The growing servicing portfolio is expected to generate significant earnings when mortgage rates rise given that impairment costs will diminish. Servicing portfolio growth is fueled by internal production efforts. The Company funded $19 billion more in loans than those which prepaid from the servicing portfolio in April;
  Securities trading volume at Countrywide Securities Corporation, a securities broker-dealer, surpassed $200 billion for the second consecutive month, driving year-to-date trading volume to $879 billion. Trading volumes reflect the positive impact of the low interest rate environment on mortgage trading activities;

(more)

  Total assets at Countrywide Bank, a division of Treasury Bank, NA, continued to accelerate, advancing 15 percent over last month to $10 billion in April;
  Net premiums earned in the Company’s insurance businesses -- Balboa Life & Casualty and Balboa Reinsurance -- totaled $50 million in April, up 19 percent over last year;
  Sub-servicing volume at Global Home Loans now stands at $91 billion, up 75 percent from $52 billion in the comparable prior year period.

“Countrywide delivered another superb month of operational performance in April,” noted Stanford L. Kurland, Chief Operating Officer. “We continue to aggressively leverage the opportunities presented by the current low mortgage rate environment by growing our origination market share to 12.5 percent (source: Inside Mortgage Finance), increasing our servicing portfolio to a new high of $520 billion, and expanding our synergistic diversified businesses. April results clearly reflect the effectiveness of our efforts as we report year-over-year operational achievements across our business lines. We remain strategically focused on optimally positioning Countrywide to perform in all interest rate environments.”

Founded in 1969, Countrywide Financial Corporation is a member of the S&P 500, Forbes 500 and Fortune 500. Through its family of companies, Countrywide provides mortgage banking and diversified financial services in domestic and international markets. Mortgage banking businesses include loan production and servicing principally through Countrywide Home Loans, Inc., which originates, purchases, securitizes, sells, and services primarily prime-quality loans. Also included in Countrywide’s mortgage banking segment is the LandSafe group of companies that provide loan closing services. Diversified financial services encompass capital markets, banking, insurance, and global, largely through the activities of Countrywide Capital Markets, a mortgage-related investment banker; Countrywide Bank, a division of Treasury Bank, NA, a banking entity offering customers CDs, money market accounts, and home loan products; Balboa Life and Casualty Group, whose companies are national providers of property, liability, and life insurance; Balboa Reinsurance, a captive mortgage reinsurance company; Countrywide Insurance Services, Inc., a national insurance agency offering home-related insurance products; and Global Home Loans, a European mortgage banking joint venture in which Countrywide holds a majority interest. For more information about the Company, visit Countrywide’s website at www.countrywide.com.

This Press Release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections, and assumptions with respect to future operations, as well as business plans and strategies that are subject to change. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: competitive and general economic conditions in each of our business segments; general economic conditions in the United States and abroad; loss of investment grade rating that may result in an increase in the cost of debt or loss of access to corporate debt markets; reduction in government support of homeownership; the level and volatility of interest rates; the legal, regulatory and legislative environments in the markets in which the Company operates; and other risks detailed in documents filed by the Company with the Securities and Exchange Commission from time to time. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

(tables follow)

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
OPERATING STATISTICS(1)
(Dollars in Millions)

                                                        April              April          Year-to-Date
                                                        2003               2002
                                                    --------------     --------------     -------------

MORTGAGE BANKING
----------------
Production
Average Daily Loan Applications                            $2,286               $845            $2,294
Total Mortgage Loan Pipeline (loans in process)           $56,516            $20,569

Consumer Markets Divisions' Fundings                      $10,251             $4,053           $33,779
Wholesale Lending Division Fundings                        $9,721             $3,931           $32,966
Correspondent Lending Division Fundings                   $19,644             $5,700           $69,466
Capital Markets Funding                                    $1,357               $407            $5,431
Treasury Bank Fundings (2)                                 $1,277                $20            $3,011
                                                    -------------- --- --------------     -------------
Total Loan Fundings                                       $42,250            $14,111          $144,653

Purchase Fundings (3)                                      $9,576             $6,305           $33,484
Non-purchase Fundings (3)                                 $32,674             $7,806          $111,169

Home Equity Fundings                                       $1,445               $924            $4,927
Sub-prime Fundings                                         $1,208               $602            $4,531

Loan Closing Services (units)
Credit Reports                                            583,797            333,437         2,175,718
Flood Determinations                                      271,860            141,750         1,066,050
Appraisals                                                 61,060             30,480           224,935
Automated Property Valuation Services                     331,797            169,279           998,140
Other                                                      12,494              9,594            49,748
                                                    -------------- --- --------------     -------------
Total Units                                             1,261,008            684,540         4,514,591

Servicing (4)
Volume                                                   $519,872           $360,993
Units                                                   4,369,450          3,393,355
Prepayments in Full                                       $23,689             $7,098           $73,741
Bulk Servicing Acquisitions                                  $386                $52            $1,964
Portfolio Delinquency (%) - CHL (5)                         3.82%              4.17%
Foreclosures Pending (%) - CHL (5)                          0.50%              0.61%

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
OPERATING STATISTICS(1)
(Dollars in Millions)

                                                April             April           Year-to-Date
                                                2003               2002
                                            --------------    ---------------     -------------

INSURANCE
---------
Net Premiums Earned
Carrier                                               $40                $35              $183
Reinsurance                                           $10                 $7               $38

Policies-in-Force (units)
Agency                                            666,708            625,852

CAPITAL MARKETS
---------------
Securities Trading Volume (6)                    $238,706           $127,405          $878,743

BANKING
-------
Assets held by Treasury Bank (billions)             $10.1               $3.0

Working Days                                           22                 22
(1)	The above data reflect current operating statistics and do not constitute all factors impacting the quarterly and annual financial results of the company. All figures are unaudited and monthly figures may be adjusted in the reported financial statements of the company. Such financial statements are provided by the company quarterly. The company makes no commitment to update this information for changes in circumstances or events which occur subsequent to the date of this release.

(2)	Treasury Bank funds loans for investment purposes; these loans are processed for Treasury Bank by the production divisions.

(3)	We have enhanced our disclosure of the first trust deed and home equity loan funding mix to reflect purchase and non-purchase fundings. Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans and stand-alone home equity loans.

(4)	Includes warehouse loans and loans under subservicing agreements for other clients.

(5)	Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.

(6)	Includes trades with mortgage banking division.

Countrywide Financial Corporation and Subsidiaries
Rolling Thirteen Months Statistical Data
($ in millions)

                                                                                                                                                                                     YTD
                                          Apr-02   May-02   Jun-02   Jul-02    Aug-02    Sep-02    Oct-02     Nov-02     Dec-02     Jan-03     Feb-03     Mar-03     Apr-03         Total
                                          ------   ------   ------   ------    ------    ------    ------     ------     ------     ------     ------     ------     ------         -----
    MORTGAGE BANKING
    ----------------
    Loan Production
    Working Days                               22      22        20       22        22        20         23         20         21         21         19         21         22             83
    Average Daily Applications               $845    $878    $1,070   $1,366    $1,695    $2,062     $1,962     $2,196     $1,870     $2,001     $2,192     $2,687     $2,286         $2,294
    Mortgage Loan Pipeline                $20,569  $21,111  $23,390  $31,089   $42,122   $51,259    $51,816    $54,776    $49,121    $48,218    $49,347    $59,005    $56,516
    (loans-in-process)

    Consumer Markets Divisions' Fundings   $4,053  $3,830    $4,051   $4,808    $5,981    $6,810     $8,294     $7,714     $8,190     $7,284     $7,273     $8,971    $10,251        $33,779
    Wholesale Lending Division Fundings    $3,931  $4,213    $4,039   $4,841    $6,119    $6,788     $8,175     $7,546     $8,351     $7,508     $6,841     $8,896     $9,721        $32,966
    Correspondent Lending Division         $5,700  $5,235    $5,599   $6,802    $8,491   $10,981    $16,781    $15,327    $17,613    $17,489    $15,203    $17,130    $19,644        $69,466
    Fundings
    Capital Markets Fundings                 $407    $382      $664     $655      $541      $665     $1,264     $1,449       $903     $1,120     $1,040     $1,914     $1,357         $5,431
    Treasury Bank Fundings (1)                $20      $1        $5      $18       $58       $77       $146       $174       $176       $274       $516       $944     $1,277         $3,011
                                          -------- ------- --------- -------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -- -----------
    Total Loan Fundings                   $14,111  $13,661  $14,358  $17,124   $21,190   $25,321    $34,660    $32,210    $35,233    $33,675    $30,873    $37,855    $42,250       $144,653

    Purchase Fundings (2)                  $6,305  $7,030    $7,409   $8,194    $8,305    $7,760     $9,388     $7,749     $8,757     $7,766     $6,629     $9,513     $9,576        $33,484
    Non-purchase Fundings (2)              $7,806  $6,631    $6,949   $8,930   $12,885   $17,561    $25,272    $24,461    $26,476    $25,909    $24,244    $28,342    $32,674       $111,169

    Government Fundings                    $1,528  $1,520    $1,336   $1,302    $1,553    $1,682     $2,139     $1,865     $1,977     $1,683     $1,614     $1,984     $2,296         $7,577
    ARM Fundings                           $2,360  $2,351    $2,359   $2,763    $3,494    $3,436     $3,777     $3,771     $4,223     $3,976     $4,018     $5,839     $6,739        $20,572
    Home Equity Fundings                     $924    $950    $1,026   $1,008    $1,028    $1,012     $1,121     $1,065     $1,167     $1,106     $1,096     $1,280     $1,445         $4,927
    Sub-prime Fundings                       $602    $614      $622     $729      $709      $962     $1,002     $1,032     $1,169     $1,114       $901     $1,308     $1,208         $4,531

    Loan Closing Services (units):
    Credit Reports                        333,437  334,482  332,686  414,583   475,013   469,839    514,394    437,052    385,059    507,283    473,292    611,346    583,797      2,175,718
    Flood Determinations                  141,750  147,422  143,003  188,910   224,272   239,160    265,712    237,244    221,390    258,705    249,014    286,471    271,860      1,066,050
    Appraisals                             30,480  33,396    33,002   39,734    46,962    48,213     60,342     52,369     51,813     52,008     48,472     63,395     61,060        224,935
    Automated Property Valuation          169,279  134,418  122,894  166,611   240,919   238,522    308,463    260,655    202,529    164,795    177,317    324,231    331,797        998,140
    Services
    Other                                   9,594   8,704     7,632    9,022    10,331    10,237     13,326     11,860     14,094     12,302     11,856     13,096     12,494         49,748
                                          -------- ------- --------- -------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -- -----------
                                          684,540  658,422  639,217  818,860   997,497  1,005,971 1,162,237    999,180    874,885    995,093    959,951  1,298,539  1,261,008      4,514,591
(1)	Treasury Bank funds loans for investment purposes; these loans are processed for Treasury Bank by the production divisions.

(2)	We have enhanced our disclosure of the first trust deed and home equity loan funding mix to reflect purchase and non-purchase fundings. Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans and stand-alone home equity loans.

Countrywide Financial Corporation and Subsidiaries
Rolling Thirteen Months Statistical Data
($ in millions)

                                                                                                                                                                                    YTD
                                         Apr-02    May-02    Jun-02    Jul-02     Aug-02     Sep-02    Oct-02     Nov-02     Dec-02    Jan-03     Feb-03     Mar-03    Apr-03      Total
                                         ------    ------    ------    ------     ------     ------    ------     ------     ------    ------     ------     ------    ------      -----
  MORTGAGE BANKING (continued)
  ----------------------------
  Servicing (3)
  Volume                                $360,993  $367,505  $374,832   $382,973   $393,377  $406,011   $421,720   $435,331  $452,405   $469,152   $484,193  $502,079   $519,872
  Units                                 3,393,355 3,439,928 3,495,727 3,552,931  3,626,498  3,706,320 3,795,952  3,870,047  3,970,896 4,071,413  4,164,020  4,265,322 4,369,450

  Subservicing Volume (4)                 $9,021    $9,040    $9,076     $9,095    $10,897   $11,031    $11,101    $11,284   $11,138    $10,998    $11,040   $10,957    $11,464

  Prepayments in Full                     $7,098    $6,826    $6,238     $8,523    $11,357   $12,819    $18,281    $16,913   $16,788    $15,568    $15,896   $18,588    $23,689    $73,741

  Bulk Servicing Acquisitions                $52      $491       $86       $543        $57      $722       $293       $747      $102       $685       $713      $180       $386     $1,964

  Portfolio Delinquency - CHL (5)          4.17%     4.21%     4.63%      4.48%      4.47%     4.64%      4.42%      4.57%     4.62%      4.24%      4.11%     3.77%      3.82%
  Foreclosures Pending - CHL (5)           0.61%     0.56%     0.54%      0.54%      0.55%     0.54%      0.56%      0.57%     0.55%      0.55%      0.57%     0.53%      0.50%

  INSURANCE
  ---------
  Net Premiums Earned
  Carrier                                    $35       $36       $42        $40        $44       $42        $47        $43       $49        $51        $44       $48        $40       $183
  Reinsurance                                 $7        $8        $7         $7         $7        $8         $8         $9        $8         $9         $9       $10        $10        $38

  Policies-in-Force (units)
  Agency                                 625,852   634,060   645,005    653,408    661,752   661,808    663,485    664,183   660,577    652,620    644,537   672,285    666,708

  CAPITAL MARKETS
  ---------------
  Securities Trading Volume (6)         $127,405  $134,149  $144,086   $162,382   $176,573  $206,263   $233,930   $196,180  $178,588   $212,338   $186,263  $241,436   $238,706   $878,743

  BANKING
  -------
  Assets held by Treasury Bank              $3.0      $3.1      $3.2       $3.7       $3.8      $4.5       $5.0       $5.3      $5.1       $6.5       $7.3      $8.8      $10.1
  (billions)

  Workforce Head Count: (7)
  Loan Originations                       10,371    10,643    10,953     11,552     12,246    13,267     14,321     15,027    15,507     15,887     16,351    17,074     17,941
  Loan Servicing                           4,685     4,748     4,791      4,839      4,858     4,834      4,931      5,036     5,154      5,217      5,350     5,555      5,774
  Loan Closing Services                      783       769       762        786        870       932      1,018      1,038     1,042      1,042      1,023     1,032      1,052
  Insurance                                1,525     1,601     1,671      1,722      1,741     1,728      1,684      1,672     1,625      1,699      1,682     1,694      1,713
  Capital Markets                            330       337       344        355        351       356        356        364       369        376        381       388        391
  Global Operations                        1,608     1,535     1,524      1,470      1,382     1,326      1,367      1,356     2,171      2,177      2,169     2,120      2,069
  Banking                                    242       267       275        277        352       474        531        546       554        663        680       749        779
  Corporate Overhead & Other               2,418     2,429     2,504      2,588      2,649     2,710      2,765      2,837     2,850      2,812      2,844     2,927      2,990
                                        --------- --------- --------- ---------- ---------- --------- ---------- ---------- --------- ---------- ---------- --------- ----------
                                          21,962    22,329    22,824     23,589     24,449    25,627     26,973     27,876    29,272     29,873     30,480    31,539     32,709
                                        ========= ========= ========= ========== ========== ========= ========== ========== ========= ========== ========== ========= ==========
(3)	Includes warehouse loans and loans under subservicing agreements for other clients.

(4)	Subservicing volume for other clients.

(5)	Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.

(6)	Includes trades with mortgage banking division.

(7)	Head Count includes full-time employees, contract, and temporary help.